UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 2

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 30, 2004

AGL RESOURCES INC.
(Exact name of registrant as specified in its charter)

Georgia	1-14174	58-2210952
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

Ten Peachtree Place NE Atlanta, Georgia 30309
(Address and zip code of principal executive offices)

404-584-4000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The undersigned registrant hereby amends Item 9.01(c) of its Current Report on Form 8-K/A filed on February 14, 2005 (the “Current Report”) to supersede and replace Exhibit 23, the consent of the independent registered public accounting firm filed with the Current Report. The exhibit filed herewith correctly lists the Form S-3 and Form S-8 registration statements of AGL Resources Inc. as to which the independent registered public accounting firm consents to the inclusion, by incorporation by reference, of its report in the Current Report.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

Exhibit No.	Description

23	Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGL RESOURCES INC.
(Registrant)
Date: February 16, 2005	/s/ Richard T. O’Brien
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

23	Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm